STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  as Depositor


                         HOMEBANC MORTGAGE TRUST 2004-1,
                                    as Issuer


                       U.S. BANK NATIONAL ASSOCIATION, as
                                Indenture Trustee


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 as Master Servicer and Securities Administrator


                                       and


                            EMC MORTGAGE CORPORATION,
                              as Seller and Company




         --------------------------------------------------------------

                          SALE AND SERVICING AGREEMENT

                            Dated as of July 30, 2004

         --------------------------------------------------------------






                  Structured Asset Mortgage Investments II Inc.
                         HomeBanc Mortgage Trust 2004-1,
                      Mortgage-Backed Notes, Series 2004-1

                                                 TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I
Definitions
         Section 1.01      DEFINITIONS............................................................................2
         Section 1.02      OTHER DEFINITIONAL PROVISIONS..........................................................2

ARTICLE II
Conveyance of Mortgage Loans;

         Section 2.01      CONVEYANCE OF MORTGAGE LOANS TO ISSUER.................................................3
         Section 2.02      ACCEPTANCE OF MORTGAGE LOANS BY THE ISSUER.............................................5
         Section 2.03      ASSIGNMENT OF INTEREST IN THE MORTGAGE LOAN PURCHASE AGREEMENT.........................7
         Section 2.04      SUBSTITUTION OF MORTGAGE LOANS.........................................................8
         Section 2.05      REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR................................9
         Section 2.06      REPRESENTATIONS AND WARRANTIES REGARDING THE MASTER SERVICER..........................10
         Section 2.07      ASSIGNMENT OF AGREEMENT...............................................................11

ARTICLE III
Administration and Servicing of Mortgage Loans
         Section 3.01      MASTER SERVICER.......................................................................12
         Section 3.02      [Reserved]............................................................................13
         Section 3.03      MONITORING OF SERVICER................................................................13
         Section 3.04      FIDELITY BOND.........................................................................14
         Section 3.05      POWER TO ACT; PROCEDURES..............................................................14
         Section 3.06      DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS............................................15
         Section 3.07      RELEASE OF MORTGAGE FILES.............................................................15
         Section 3.08      DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO
                           BE HELD FOR ISSUER AND INDENTURE TRUSTEE..............................................16
         Section 3.09      STANDARD HAZARD INSURANCE AND FLOOD INSURANCE POLICIES................................17
         Section 3.10      PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS......................................17
         Section 3.11      MAINTENANCE OF THE PRIMARY MORTGAGE INSURANCE POLICIES................................17
         Section 3.12      INDENTURE TRUSTEE TO RETAIN POSSESSION OF CERTAIN INSURANCE POLICIES
                           AND DOCUMENTS.........................................................................18
         Section 3.13      REALIZATION UPON DEFAULTED MORTGAGE LOANS.............................................18
         Section 3.14      COMPENSATION FOR THE MASTER SERVICER..................................................19
         Section 3.15      REO PROPERTY..........................................................................19
         Section 3.16      ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.........................................20
         Section 3.17      ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING REPORT......................................20
         Section 3.18      REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION.................................20
         Section 3.19      THE COMPANY...........................................................................21
         Section 3.20      UCC...................................................................................21
         Section 3.21      OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.........................................22
         Section 3.22      MONTHLY ADVANCES......................................................................22


                                                        -i-




         Section 3.23      COMPENSATING INTEREST PAYMENTS........................................................22

ARTICLE IV
Accounts
         Section 4.01      PROTECTED ACCOUNTS....................................................................24
         Section 4.02      MASTER SERVICER COLLECTION ACCOUNT....................................................25
         Section 4.03      PERMITTED WITHDRAWALS AND TRANSFERS FROM THE MASTER SERVICER
                           COLLECTION ACCOUNT....................................................................26
         Section 4.04      PAYMENT ACCOUNT.......................................................................27
         Section 4.05      PERMITTED WITHDRAWALS AND TRANSFERS FROM THE PAYMENT ACCOUNT..........................27

ARTICLE V
The Master Servicer
         Section 5.01      LIABILITIES OF THE MASTER SERVICER....................................................30
         Section 5.02      MERGER OR CONSOLIDATION OF THE MASTER SERVICER........................................30
         Section 5.03      INDEMNIFICATION OF THE INDENTURE TRUSTEE, OWNER TRUSTEE, THE
                           MASTER SERVICER AND THE SECURITIES ADMINISTRATOR......................................30
         Section 5.04      LIMITATIONS ON LIABILITY OF THE MASTER SERVICER AND OTHERS............................31
         Section 5.05      MASTER SERVICER NOT TO RESIGN.........................................................32
         Section 5.06      SUCCESSOR MASTER SERVICER.............................................................32
         Section 5.07      SALE AND ASSIGNMENT OF MASTER SERVICING...............................................32

ARTICLE VI
Default
         Section 6.01      MASTER SERVICER EVENTS OF DEFAULT.....................................................34
         Section 6.02      INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR....................................35
         Section 6.03      NOTIFICATION TO NOTEHOLDERS...........................................................36
         Section 6.04      WAIVER OF DEFAULTS....................................................................37

ARTICLE VII
Miscellaneous Provisions
         Section 7.01      AMENDMENT.............................................................................38
         Section 7.02      RECORDATION OF AGREEMENT..............................................................39
         Section 7.03      GOVERNING LAW.........................................................................39
         Section 7.04      NOTICES...............................................................................39
         Section 7.05      SEVERABILITY OF PROVISIONS............................................................40
         Section 7.06      SUCCESSORS AND ASSIGNS................................................................40
         Section 7.07      ARTICLE AND SECTION HEADINGS..........................................................40
         Section 7.08      COUNTERPARTS..........................................................................40
         Section 7.09      NOTICE TO RATING AGENCIES.............................................................40
         Section 7.10      TERMINATION...........................................................................40
         Section 7.11      NO PETITION...........................................................................41
         Section 7.12      NO RECOURSE...........................................................................41

                                    EXHIBITS

Exhibit A                 -    Mortgage Loan Schedule
Exhibit B                 -    Request for Release of Documents
Exhibit C                 -    HomeBanc Servicing Agreement
Exhibit D                 -    Assignment Agreement
Exhibit E                 -    Mortgage Loan Purchase Agreement
Exhibit F                 -    Special Servicing Agreement

                          SALE AND SERVICING AGREEMENT
                          ----------------------------

         Sale and Servicing Agreement dated as of July 30, 2004 (the "Agreement"), among Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the "Depositor"), HomeBanc Mortgage Trust 2004-1, a Delaware statutory trust, as issuer (the "Issuer"), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and EMC Mortgage Corporation, as seller (in such capacity, the "Seller") and as company (in such capacity, the "Company").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement. Prior to the Closing Date, pursuant to a Trust Agreement, as amended and restated on the Closing Date, the Depositor created HomeBanc Mortgage Trust 2004-1, a Delaware statutory trust, for the purpose of holding the Mortgage Loans and issuing the Trust Certificates (the "Certificates"), pursuant to the Trust Agreement, and the Notes, pursuant to the Indenture. Pursuant to this Agreement, on the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Issuer and pursuant to the Indenture, the Issuer will pledge all of its right, title and interest in and to the Mortgage Loans and other property acquired from the Depositor pursuant to this Agreement to the Indenture Trustee to secure the Notes issued pursuant to the Indenture. In consideration for the Mortgage Loans and other property conveyed pursuant to this Agreement, the Depositor will receive from the Issuer the Certificates evidencing the entire beneficial ownership interest in the Issuer and the Notes representing indebtedness of the Issuer.

         The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $992,673,226.36.

         In consideration of the mutual agreements herein contained, each of the Depositor, the Issuer, the Master Servicer, the Securities Administrator, the Seller, the Company and the Indenture Trustee undertakes and agrees to perform their respective duties hereunder as follows:

                                    ARTICLE I
                                   Definitions

         Section 1.01 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II
                          Conveyance of Mortgage Loans;

         Section 2.01 CONVEYANCE OF MORTGAGE LOANS TO ISSUER. (a) The Depositor concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Issuer without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Master Servicer Collection Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Servicer in the Protected Account, the Master Servicer in the Master Servicer Collection Account and the Indenture Trustee in the Payment Account, (iv) any REO Property, (v) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03(a),
(vii) the rights with respect to the HomeBanc Servicing Agreement as assigned to the Issuer by the Assignment Agreement and (viii) any proceeds of the foregoing. Although it is the intent of the Depositor and the Issuer that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans and other assets in the Trust Estate to the Issuer pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Estate, and that this Agreement shall constitute a security agreement under applicable law.

         (b) In connection with the above transfer and assignment, the Depositor hereby delivers to the Custodian, on behalf of the Issuer, with respect to each Mortgage Loan:

                  (i) the original Mortgage Note, endorsed without recourse in blank or to the order of the Indenture Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it in blank or to the Indenture Trustee, or lost note affidavit together with a copy of the related Mortgage Note;

                  (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form);

                  (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to "U.S. Bank National Association, as Indenture Trustee, on behalf of the Noteholders", with evidence of recording with respect to each Mortgage Loan in the name of the Indenture Trustee thereon (or if clause (w) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form);

                  (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon;

                  (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

                  (vi) the original or a copy of the policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

                  (vii) originals of all modification agreements, if applicable and available;

PROVIDED, HOWEVER, that in lieu of the foregoing, the Depositor may deliver to the Custodian, the following documents, under the circumstances set forth below:
(w) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Servicer, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (x) in lieu of the Security Instrument, assignment in blank or to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded or from the Depositor's agent, escrow agent or closing attorney; (y) in lieu of the Mortgage Notes relating to the Mortgage Loans identified on Exhibit 5 to the Mortgage Loan Purchase Agreement, the Depositor may deliver lost note affidavits from the Seller; and (z) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Underlying Seller and the Seller, between the Seller and the Depositor, between the Depositor and the Issuer, and between the Issuer and the Indenture Trustee; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Indenture Trustee, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian, promptly after they are received. The Depositor shall cause the Seller, at its expense, to cause each assignment of the Security Instrument to the Indenture Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agencies as evidenced in writing or an Opinion of Counsel addressed to the Indenture Trustee has been provided to the Indenture Trustee and the Issuer which states that recordation of such Security Instrument is not required to protect the interests of the Noteholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successor and assigns; provided, however, notwithstanding the foregoing, each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Issuer or the Indenture Trustee, upon the earliest to occur of:
(i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof. Notwithstanding the foregoing, if the Seller fails to pay the cost of recording the assignments, such expense will be paid by the Indenture Trustee and the Indenture Trustee shall be reimbursed for such expenses by the Trust Estate in accordance with
Section 6.07 of the Indenture.

         Section 2.02 ACCEPTANCE OF MORTGAGE LOANS BY THE ISSUER. (a) The Issuer acknowledges the sale, transfer and assignment of the Trust Estate to it by the Depositor and receipt of, subject to further review by the Custodian, on its behalf, and the exceptions which may be noted by the Custodian, on its behalf, pursuant to the procedures described below, and the Issuer will cause the Custodian to hold, the documents (or certified copies thereof) delivered to the Custodian, pursuant to Section 2.01, and any amendments, replacements or supplements thereto and all other assets of the Trust Estate delivered to it, in trust for the use and benefit of all present and future Holders of the Notes issued pursuant to the Indenture. On the Closing Date, in accordance with the Custodial Agreement, the Custodian shall acknowledge with respect to each Mortgage Loan by delivery to the Depositor, the Seller, the Indenture Trustee and the Issuer of an Initial Certification, receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Custodian thereof), the Custodian, in accordance with the Custodial Agreement, shall review each Mortgage File delivered to it and shall execute and deliver to the Depositor, the Seller, the Indenture Trustee and Issuer an Interim Certification. In conducting such review, the Custodian will ascertain whether all documents required to be reviewed by it have been executed and received, and based on the Mortgage Loan Schedule, whether the Mortgage Notes relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File has not been executed or received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit A or does not conform on its face to the review criteria specified in this Section (a "Material Defect"), the Custodian shall notify the Seller and the Indenture Trustee of such Material Defect in writing. In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within ninety (90) days from the date of notice from the Indenture Trustee of the defect and if the Seller fails to correct or cure the Material Defect within such period, the Indenture Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement to, within 90 days from the Indenture Trustee's notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such Material Defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by the Seller within thirty days of its receipt of the original recorded document.

         (b) No later than 180 days after the Closing Date, the Custodian, in accordance with the Custodial Agreement, will review, for the benefit of the Noteholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor, the Seller, the Indenture Trustee and the Issuer a Final Certification. In conducting such review, the Custodian will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian finds a Material Defect, the Custodian shall promptly notify the Seller and the Indenture Trustee in writing (provided, however, that with respect to those documents described in subsections (b)(iv), (v) and (vii) of
Section 2.01, the Custodian's obligations shall extend only to the documents actually delivered to the Custodian pursuant to such subsections). In accordance with the Mortgage Loan Purchase Agreement, the Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Custodian or the Indenture Trustee of the Material Defect and if the Seller is unable to cure such Material Defect within such period, and if such Material Defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Indenture Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement to, within 90 days from the Custodian's or Indenture Trustee's notification, provide a Substitute Mortgage Loan or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee shall be effected by the Seller within thirty days of its receipt of the original recorded document.

         (c) In the event that a Mortgage Loan is purchased by the Seller in accordance with Subsections 2.02(a) or (b) above, the Seller shall remit to the Master Servicer the Repurchase Price for deposit in the Master Servicer Collection Account and the Seller shall provide to the Securities Administrator and the Indenture Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Master Servicer Collection Account, the Depositor shall notify the Indenture Trustee and the Custodian and, the Indenture Trustee (upon receipt of a Request for Release in the form of Exhibit B attached hereto with respect to such Mortgage Loan and certification that the Repurchase Price has been deposited in the Master Servicer Collection Account), shall cause the Custodian to release to the Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Seller, as are necessary to vest in the Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor, the Indenture Trustee and the Custodian, to reflect such repurchase and shall promptly deliver to the Rating Agencies, the Indenture Trustee, the Custodian and the Issuer a copy of such amendment. The obligation of the Seller to repurchase or substitute for any Mortgage Loan a Substitute Mortgage Loan as to which such a Material Defect in a constituent document exists shall be the sole remedy respecting such Material Defect available to the Issuer, the Noteholders or to the Indenture Trustee on their behalf.

         Section 2.03 ASSIGNMENT OF INTEREST IN THE MORTGAGE LOAN PURCHASE AGREEMENT. (a) The Depositor hereby assigns to the Issuer, all of its right, title and interest in the Mortgage Loan Purchase Agreement, including but not limited to the Depositor's rights and obligations pursuant to the HomeBanc Servicing Agreement (noting that the Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the Mortgage Loans of the Servicer under the HomeBanc Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The Depositor hereby acknowledges that such right, title and interest in the Mortgage Loan Purchase Agreement, will be pledged by the Issuer to the Indenture Trustee pursuant to the Indenture. The obligations of the Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Issuer's, the Indenture Trustee's and the Noteholders' sole remedy for any breach thereof. At the request of the Issuer or the Indenture Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Issuer, the Indenture Trustee and the Noteholders and shall execute such further documents as the Issuer or the Indenture Trustee may reasonably require in order to enable the Indenture Trustee to carry out such enforcement.

         (b) If the Depositor, the Securities Administrator, the Issuer or the Indenture Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of the Issuer, the Noteholders or the Indenture Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. Any breach of a representation or warranty contained in clauses (xviii) or (xxvi) through (xxx) of Section 7 of the Mortgage Loan Purchase Agreement in respect of a Group I Loan, shall be deemed to materially adversely affect the interests of the Noteholders. The Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement and Section 2.04 of this Agreement, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Issuer; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Repurchase Price, any excess of the

Repurchase Price over the Net Liquidation Proceeds received upon such sale. If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Seller to the extent not required by law to be paid to the borrower. Any such purchase by the Seller shall be made by providing an amount equal to the Repurchase Price to the Master Servicer for deposit in the Master Servicer Collection Account and written notification detailing the components of such Repurchase Price. The Depositor shall submit to the Indenture Trustee and the Custodian a Request for Release, and the Indenture Trustee shall cause the Custodian to release, upon receipt of certification from the Master Servicer that the Repurchase Price has been deposited in the Master Servicer Collection Account, to the Seller the related Mortgage File and the Indenture Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Seller, without recourse, representation or warranty as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is deposited in the Master Servicer Collection Account. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly deliver to the Issuer, Indenture Trustee, the Custodian and the Rating Agencies a copy of such amendment. Enforcement of the obligation of the Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer, the Noteholders or the Indenture Trustee on their behalf.

         Section 2.04 SUBSTITUTION OF MORTGAGE LOANS. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Seller may, no later than the date by which such purchase by the Seller would otherwise be required, tender to the Indenture Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in this Agreement. The Indenture Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Indenture Trustee shall cause the Custodian to notify the Seller, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fifth sentence of Subsection 2.02(a). Within two Business Days after such notification, the Seller shall provide to the Master Servicer for deposit in the Master Servicer Collection Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Seller. After such notification to the Seller and, if any such excess exists, upon receipt of certification from the Master Servicer that such excess has been deposited in the Master Servicer Collection Account, the Indenture Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Estate and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Estate. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Indenture Trustee and the Custodian of a Request for Release for such Mortgage Loan), the Indenture Trustee shall cause the Custodian to release to the Seller the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or
Section 2.04 of this Agreement, as applicable. The Seller shall deliver to the Custodian the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement and Subsections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement shall be deemed to have been made by the Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Indenture Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Issuer, the Indenture Trustee, the Custodian and the Rating Agencies.

         Section 2.05 REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Issuer, the Indenture Trustee, the Master Servicer and the Securities Administrator as follows:

                  (i) the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Depositor's business as presently conducted or on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (v) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect the Depositor's ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (vii) immediately prior to the transfer and assignment to the Issuer, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Issuer free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         Section 2.06 REPRESENTATIONS AND WARRANTIES REGARDING THE MASTER SERVICER. The Master Servicer represents and warrants to the Issuer, the Depositor, the Seller and the Indenture Trustee for the benefit of the Noteholders, as follows:

                  (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the Untied States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

                  (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.

         Section 2.07 ASSIGNMENT OF AGREEMENT. The Seller, the Depositor and the Master Servicer hereby acknowledge and agree that the Issuer may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Seller, the Depositor or the Master Servicer, and the Indenture Trustee shall succeed to such of the rights of the Issuer hereunder as shall be so assigned. The Issuer shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Article II of this Agreement for breaches of the representations, warranties, agreements and covenants of the Seller contained in the Mortgage Loan Purchase Agreement, to the Indenture Trustee, for the benefit of the Noteholders. The Seller agrees that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Issuer, the repurchase obligations of the Seller set forth herein and in the Mortgage Loan Purchase Agreement with respect to breaches of such representations, warranties, agreements and covenants. Any such assignment to the Indenture Trustee shall not be deemed to constitute an assignment to the Indenture Trustee of any obligations or liabilities of the Issuer under this Agreement.

                                   ARTICLE III
                 Administration and Servicing of Mortgage Loans

         Section 3.01 MASTER SERVICER. The Master Servicer shall supervise, monitor and oversee the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to the Mortgage Loans, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in
Section 7.03 of the Indenture, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer pursuant to the Servicing Agreement.

         The Indenture Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall not be liable for the Servicer's or the Master Servicer's use or misuse of such powers of attorney.

         The Indenture Trustee shall provide access to the records and documentation in possession of the Indenture Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee; provided, however, that, unless otherwise required by law, the Indenture Trustee shall not be required to provide access to such records and documentation to the Noteholders if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee's actual costs.

         The Indenture Trustee shall execute and deliver to the Servicer or the Master Servicer, as applicable based on the requesting party, any court pleadings, requests for trustee's sale or other documents necessary or reasonably desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or

(iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 3.02 [Reserved]

         Section 3.03 MONITORING OF SERVICER. (a) The Master Servicer shall be responsible for reporting to the Issuer, the Indenture Trustee and the Depositor the compliance by the Servicer with its duties under the Servicing Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to such Servicer's compliance with the terms of the Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the Servicing Agreement, or that a notice should be sent pursuant to the Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Issuer and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Issuer, the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicer under the Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with the Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer thereunder and act as servicer of the related Mortgage Loans or cause the Issuer and the Indenture Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to the Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

         (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the Servicing Agreement.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

         (f) In accordance with Section 10.02 of the HomeBanc Servicing Agreement and the provisions of the Special Servicing Agreement, upon the occurrence of a Servicing Termination Trigger, the Master Servicer shall terminate the Servicer as servicer with respect to each Mortgage Loan that is
(i) 60 or more days delinquent, (ii) in bankruptcy and 60 or more days delinquent, (iii) in foreclosure and 60 or more days delinquent or (iv) an REO Property, and each Mortgage Loan which becomes 60 or more days delinquent on any future Payment Date (each such Mortgage Loan, a "Specially Serviced Mortgage Loan") and shall cause the Servicer to transfer the servicing with respect to each such Mortgage Loan to the Special Servicer in accordance with the terms of the Special Servicing Agreement. Anything to the contrary in this Agreement notwithstanding, from and after the Effective Date (as defined in the Special Servicing Agreement) with respect to the first occurrence of a transfer of servicing of any Specially Serviced Mortgage Loan, all references in this Agreement to (x) "the Servicer" shall be deemed to include each of HomeBanc Corp. as servicer under the HomeBanc Servicing Agreement and the Special Servicer, as servicer under the Special Servicing Agreement, (y) "the Servicing Agreement" shall refer to each of the HomeBanc Servicing Agreement and the Special Servicing Agreement and (z) the "Mortgage Loans" shall mean, with respect to the Servicer, the Mortgage Loans other than the Specially Serviced Mortgage Loans, and with respect to the Special Servicer, the Specially Serviced Mortgage Loans; with the result that the Master Servicer shall master service in accordance with the provisions of this Agreement, the servicing of the Mortgage Loans, other than the Specially Serviced Mortgage Loans, by the Servicer and the servicing of the Specially Serviced Mortgage Loans by the Special Servicer.

         Section 3.04 FIDELITY BOND. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 3.05 POWER TO ACT; PROCEDURES. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Issuer, Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for use or misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Issuer or the Indenture Trustee, be deemed to be the agent of the Issuer or the Indenture Trustee.

         Section 3.06 DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. To the extent provided in the Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the Servicing Agreement.

         Section 3.07 RELEASE OF MORTGAGE FILES. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Noteholders on the next Payment Date, the Servicer will, if required under the Servicing Agreement, promptly furnish to the Indenture Trustee two copies of a certification substantially in the form of Exhibit B hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Servicer pursuant to the Servicing Agreement have been so deposited) and shall request that the Indenture Trustee deliver or cause the Custodian to deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release or cause the Custodian to release the related Mortgage File to the Servicer and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the Servicing Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Servicer or the Master Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Indenture Trustee shall, upon the request of the Servicer or the Master Servicer, and delivery to the Indenture Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit B (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release or cause the Custodian to release the related Mortgage File held in its or the Custodian's possession or control to the Servicer or the Master Servicer, as applicable. The Servicer or the Master Servicer shall be obligated to return the Mortgage File to the Indenture Trustee or the Custodian when the need therefor by the Servicer or the Master Servicer, as it reasonably determines, no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee or the Custodian to the Servicer or the Master Servicer.

         Section 3.08 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO BE HELD FOR ISSUER AND INDENTURE TRUSTEE.

         (a) The Master Servicer shall transmit and the Servicer (to the extent required by the Servicing Agreement) shall transmit to the Indenture Trustee such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof, or in the case of the Servicer, the Servicing Agreement, to be delivered to the Indenture Trustee. Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Issuer and the Indenture Trustee subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement and the right of the Servicer to retain its Servicing Fee (and, if the Special Servicer is servicing such Mortgage Loan, the Special Servicing Fee) and other amounts as provided in the Servicing Agreement. The Master Servicer shall, and (to the extent provided in the Servicing Agreement) shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Issuer, the Indenture Trustee, and their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Issuer, the Indenture Trustee and the Noteholders and shall be and remain the sole and exclusive property of the Issuer, subject to the pledge to the Indenture Trustee; provided, however, that the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement or the Servicing Agreement.

         Section 3.09 STANDARD HAZARD INSURANCE AND FLOOD INSURANCE POLICIES.

         (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 4.01 and 4.02, any amounts collected by the Servicer or the Master Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.02 and 4.03. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Noteholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02 and 4.03.

         Section 3.10 PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS. The Master Servicer shall (to the extent provided in the Servicing Agreement) cause the Servicer to prepare and present on behalf of the Issuer, the Indenture Trustee and the Noteholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11 MAINTENANCE OF THE PRIMARY MORTGAGE INSURANCE POLICIES.

         (a) The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under the Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicer (to the extent required under the Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicer (to the extent required under the Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to present, or to cause the Servicer (to the extent required under the Servicing Agreement) to present, on behalf of the Issuer, the Indenture Trustee and the Noteholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 4.01 and 4.02, any amounts collected by the Master Servicer or the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Sections
4.02 and 4.03.

         Section 3.12 INDENTURE TRUSTEE TO RETAIN POSSESSION OF CERTAIN INSURANCE POLICIES AND DOCUMENTS.

         The Indenture Trustee shall retain or shall cause the Custodian to retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Notes have been distributed in full and the Indenture has been satisfied and discharged in accordance with Section 4.10 of the Indenture, the Indenture Trustee shall also retain, or shall cause the Custodian to retain, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.13 REALIZATION UPON DEFAULTED MORTGAGE LOANS. For each Mortgage Loan that comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, the Master Servicer shall cause the Servicer (to the extent required under the Servicing Agreement) to either (i) foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such Mortgage Loans, all in accordance with the Servicing Agreement or (ii) as an alternative to foreclosure, sell such defaulted Mortgage Loans at fair market value to third-parties, if the Servicer reasonably believes that such sale would maximize proceeds to the Trust (on a present value basis) with respect to those Mortgage Loans. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or sale; provided, however, that such costs and expenses will be recoverable as servicing advances by the Servicer as contemplated in Section 4.05.


         Section 3.14 COMPENSATION FOR THE MASTER SERVICER.

         On each Payment Date the Master Servicer will be entitled to all income and gain realized from any investment of funds in the Master Servicer Collection Account and the Payment Account, pursuant to Article IV, for the performance of its activities hereunder (the "Master Servicer Compensation"). Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any prepayment premium or penalty) shall be retained by the Servicer and shall not be deposited in the Protected Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15 REO PROPERTY.

         (a) In the event the Trust Estate acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Noteholders. The Master Servicer shall, to the extent provided in the Servicing Agreement, cause the Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of the Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the the Servicer to protect and conserve, such REO Property in the manner and to the extent required by the Servicing Agreement.

         (b) The Master Servicer shall, to the extent required by the Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

         (c) The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees (and, in the case of the Special Servicer, the Special Servicing Fees, if any) from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees (and, in the case of the Special Servicer, the Special Servicing Fees, if any) may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in the Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Master Servicer Collection Account on the next succeeding Servicer Remittance Date.

         Section 3.16 ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

         (a) The Master Servicer shall deliver to the Issuer, the Indenture Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2005, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Servicer has failed to perform any of its duties, responsibilities and obligations under the Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Noteholder upon request, by the Master Servicer or by the Indenture Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless
(i) the Master Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 3.17 ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING REPORT. If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Issuer, the Indenture Trustee, the Rating Agencies and the Depositor on or before March 1 of each year, commencing on March 1, 2005 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Noteholder upon request by the Master Servicer, or by the Indenture Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Indenture Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 3.18 REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION. Within 15 days after each Payment Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K (or other comparable Form containing the same or comparable information or other information mutually agreed upon) with a copy of the statement to the Noteholders for such Payment Date as an exhibit thereto. Prior to January 30 in any year, the Securities Administrator shall, in accordance with industry standards and only if instructed by the Depositor, file a Form 15 Suspension Notice with respect to the Trust Estate, if applicable. Prior to (i) March 15, 2005 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of the Servicer, in each case, required to be delivered pursuant to the Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.16 and 3.17. Prior to (i) March 31, 2005, or such earlier filing date as may be required by the Commission, and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, or such earlier filing date as may be required by the Commission, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Estate. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator will cooperate with the Depositor and the Issuer in connection with any additional filings with respect to the Trust Estate as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust Estate.

         Section 3.19 THE COMPANY. On the Closing Date, the Company will receive from the Depositor a payment of $5,000.

         Section 3.20 UCC. The Depositor shall inform the Indenture Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust Estate with stamped recorded copies of such financing statements to be delivered to the Indenture Trustee promptly upon receipt by the Depositor. If directed by the Depositor in writing, the Indenture Trustee will execute any continuation statements and deliver them as directed solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.21 OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.

         (a) With respect to any Mortgage Loan which as of the first day of a Calendar Quarter is delinquent in payment by 90 days or more or is an REO Property, the Servicer (which, notwithstanding Section 3.03(f), for purposes of this Section shall only refer to HomeBanc and not the Special Servicer) shall have the right to purchase such Mortgage Loan from the Trust Estate at a price equal to the Repurchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Calendar Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Calendar Quarter.

         (b) If at any time the Servicer remits to the Master Servicer a payment for deposit in the Master Servicer Collection Account covering the amount of the Repurchase Price for such a Mortgage Loan, and the Master Servicer provides to the Indenture Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Master Servicer Collection Account, then the Indenture Trustee shall execute the assignment of such Mortgage Loan to the Servicer, without recourse, representation or warranty and the Servicer shall succeed to all of the Indenture Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Issuer, the Indenture Trustee or the Noteholders with respect thereto.

         Section 3.22 MONTHLY ADVANCES. If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and for which the Servicer was required to make an advance pursuant to the Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Master Servicer Collection Account not later than the Payment Account Deposit Date immediately preceding the related Payment Date an amount equal to such deficiency, net of the Servicing Fee (and, if the Special Servicer is servicing such Mortgage Loan, the Special Servicing Fee) for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the Servicer is required to do so under the Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Payment Account Deposit Date, the Master Servicer shall present an Officer's Certificate to the Indenture Trustee (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

         Section 3.23 COMPENSATING INTEREST PAYMENTS. The Master Servicer shall deposit in the Master Servicer Collection Account not later than each Payment Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicer under the Servicing Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfalls with respect to the Mortgage Loans for the related Prepayment Period, and not so paid by the Servicer and (ii) the Master Servicer Compensation for such Payment Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

                                   ARTICLE IV
                                    Accounts

         Section 4.01 PROTECTED ACCOUNTS. (a) The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Protected Account in accordance with the Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which account shall be deposited within 48 hours (or as of such other time specified in the Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by the Servicing Agreement in the case of the Servicer) and all other amounts to be deposited in the Protected Account. The Servicer is hereby authorized to make withdrawals from and deposits to the Protected Account for purposes required or permitted by this Agreement. To the extent provided in the Servicing Agreement, the Protected Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Indenture Trustee for the benefit of the Noteholders.

         (b) To the extent provided in the Servicing Agreement, amounts on deposit in the Protected Account may be invested in Permitted Investments in the name of the Indenture Trustee for the benefit of Noteholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the Servicer under the Servicing Agreement, and the risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer (to the extent required by the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

         (c) To the extent required by the Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the Servicer shall withdraw or shall cause to be withdrawn from its Protected Account and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer pursuant to the Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fee (and, if the Special Servicer is servicing such Mortgage Loan, the Special Servicing Fee) or any fees with respect to any lender-paid primary mortgage insurance policy;

                  (ii) Principal Prepayments in full and any Liquidation Proceeds received by the Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee (and, if the Special Servicer is servicing such Mortgage Loan, the Special Servicing Fee);

                  (iii) Principal Prepayments in part received by the Servicer for the Mortgage Loans in the related Prepayment Period; and

                  (iv) Any amount to be used as a Monthly Advance.

         (d) Withdrawals may be made from the Protected Account only to make remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or the Servicer for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 7.10. As provided in Sections 4.01(a) and 4.02(b) certain amounts otherwise due to the Servicer may be retained by it and need not be deposited in the Master Servicer Collection Account.

         Section 4.02 MASTER SERVICER COLLECTION ACCOUNT. (a) The Master Servicer shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer Collection Account shall be an Eligible Account. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

                  (i) Any amounts withdrawn from the Protected Account;

                  (ii) Any Monthly Advance and any Compensating Interest
Payments;

                  (iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in the Protected Account;

                  (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 hereof, any amounts which are to be treated pursuant to
Section 2.04 of this Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by the Seller and the Repurchase Price with respect to any Mortgage Loans purchased by the Servicer pursuant to Section 3.21;

                  (v) Any amounts required to be deposited with respect to losses on investments of deposits in the Master Servicer Collection Account or Payment Account; and

                  (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

         (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Agreement and the Indenture. The requirements for crediting the Master Servicer Collection Account or the Payment Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.05(a)(i), (ii), (iii), (iv),
(vi), (vii), (viii), (ix), (x), (xi) and (xii), need not be credited by the Master Servicer or the Servicer to the Master Servicer Collection Account or remitted by the Master Servicer or Servicer to the Indenture Trustee for deposit in the Payment Account, as applicable. In the event that the Master Servicer shall remit or cause to be remitted to the Indenture Trustee for deposit to the Payment Account any amount not required to be credited thereto, the Indenture Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Indenture Trustee, or its nominee, for the benefit of the Noteholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Account from time to time shall be for the account of the Master Servicer. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Account. The risk of loss of moneys required to be distributed to the Noteholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Payment Date on which the moneys so invested are required to be distributed to the Noteholders.

         Section 4.03 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE MASTER SERVICER COLLECTION ACCOUNT. (a) The Master Servicer will, from time to time on demand of the Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 7.10 and remove amounts from time to time deposited in error.

         (b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (i) any expenses, costs and liabilities recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.03 and 5.04 hereof and Section 6.07 of the Indenture and (ii) any amounts payable to the Master Servicer as set forth in Section 3.14; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 5.03(a).

         (c) In addition, on or before each Payment Account Deposit Date, the Master Servicer shall deposit in the Payment Account any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

         (d) No later than 3:00 p.m. New York time on each Payment Account Deposit Date, the Securities Administrator will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Payment Date to the Indenture Trustee for deposit in the Payment Account.

         Section 4.04 PAYMENT ACCOUNT. (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as a segregated trust account or accounts.

         (b) All amounts deposited to the Payment Account shall be held by the Indenture Trustee in the name of the Indenture Trustee in trust for the benefit of the Noteholders in accordance with the terms and provisions of this Agreement.

         (c) The Payment Account shall constitute a non-interest bearing trust account of the Trust Estate segregated on the books of the Indenture Trustee and held by the Indenture Trustee in trust, and the Payment Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Indenture Trustee (whether made directly, or indirectly through a liquidator or receiver of the Indenture Trustee). The Payment Account shall be an Eligible Account. The amount at any time credited to the Payment Account shall be held in cash and fully insured by the FDIC to the maximum coverage provided thereby.

         (d) The amount at any time credited to the Payment Account shall be (i) held in cash and fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested, in the name of the Indenture Trustee, for the benefit of the Noteholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Payment Date if the obligor for such Permitted Investment is the Indenture Trustee, or if such obligor is any other Person, the Business Day preceding such Payment Date. All investment earnings on amounts on deposit in the Payment Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer. The Indenture Trustee shall remit all investment earnings from the Payment Account to the Master Servicer on each Payment Date. If there is any loss on a Permitted Investment, the Master Servicer shall remit the amount of the loss to the Indenture Trustee who shall deposit such amount in the Payment Account.

         (e) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) servicing as investment advisor, administrator, shareholder, servicing agent, custodian or sub- custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to Section 4.05.

         Section 4.05 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE PAYMENT ACCOUNT. (a) The Indenture Trustee will, from time to time on demand of the Master Servicer or the Securities

Administrator, make or cause to be made such withdrawals or transfers from the Payment Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreement or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account as certified by the Securities Administrator in accordance with the terms of this Agreement but not in any order of priority):

                  (i) to reimburse the Master Servicer or the Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

                  (ii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (viii) of this Subsection 4.05 (a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to reimburse the Master Servicer or the Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                  (v) to reimburse the Master Servicer or the Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

                  (vi) to pay the Master Servicer as set forth in Section 3.14;

                  (vii) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 5.04(c) and (d), to the extent that the Master Servicer has not already reimbursed itself for such amounts from the Master Servicer Collection Account;

                  (viii) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

                  (ix) to reimburse or pay the Servicer any such amounts as are due thereto under the Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the Servicing Agreement;

                  (x) to reimburse the Indenture Trustee, the Owner Trustee and the Securities Administrator for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement, the Indenture and the Trust Agreement, to the extent such amounts have not already been paid or reimbursed to such party from the Master Servicer Collection Account;

                  (xi) to remove amounts deposited in error; and

                  (xii) to clear and terminate the Payment Account pursuant to
Section 7.10.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Payment Account pursuant to subclauses (i) through (iv) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Payment Account under Section 4.02(b).

         (c) On each Payment Date, pursuant to Section 3.05 of the Indenture, the Indenture Trustee shall distribute the Available Funds to the extent on deposit in the Payment Account to the Holders of the Notes, in accordance with payment instructions provided to it by the Securities Administrator no later than two Business Days prior to such Payment Date, and determined by the Securities Administrator in accordance with Section 3.03 of the Indenture.



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




         Section 5.01 LIABILITIES OF THE MASTER SERVICER. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 5.02 MERGER OR CONSOLIDATION OF THE MASTER SERVICER.

         (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Notes or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 5.03 INDEMNIFICATION OF THE INDENTURE TRUSTEE, OWNER TRUSTEE, THE MASTER SERVICER AND THE SECURITIES ADMINISTRATOR. The Master Servicer agrees to indemnify the Indenture Trustee, Owner Trustee and Securities Administrator (each an "Indemnified Person") for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Servicing Agreement, the Assignment Agreement or the Notes or the powers of attorney delivered by the Indenture Trustee hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Master Servicer's failure to receive any such notice shall not affect an Indemnified Persons' right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Indenture Trustee, Owner Trustee, Master Servicer and the Securities Administrator and the termination of this Agreement. The Seller agrees to indemnify the Owner Trustee for any loss, liability or expense for which the Depositor is required to indemnify the Owner Trustee pursuant to
Section 7.02 of the Trust Agreement, other than (x) any loss liability or expense required to be covered by the Master Servicer pursuant to this Section
5.03 (y) and any loss, liability or expense already paid by the Depositor in accordance with Section 7.02 of the Trust Agreement.



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



         Section 5.04 LIMITATIONS ON LIABILITY OF THE MASTER SERVICER AND OTHERS. Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 5.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Estate or the Noteholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust Estate and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Indenture, the Notes or the Servicing Agreement (except to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement or the Indenture and the rights and duties of the parties hereto and the interests of the Noteholders hereunder and thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03. Nothing in this Subsection 5.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust Estate might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give written notice to the Indenture Trustee if it has notice of such potential liabilities.


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




         (f) The Master Servicer shall not be liable for any acts or omissions of the Servicer, except as otherwise expressly provided herein.

         Section 5.05 MASTER SERVICER NOT TO RESIGN. Except as provided in
Section 5.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel addressed to the Indenture Trustee and the Issuer to such effect delivered to the Indenture Trustee and the Issuer. No such resignation by the Master Servicer shall become effective until the Company or the Indenture Trustee or a successor to the Master Servicer reasonably satisfactory to the Indenture Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 6.02 hereof. The Indenture Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 5.06 SUCCESSOR MASTER SERVICER. In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Company or the Indenture Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Company or the Indenture Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

         Section 5.07 SALE AND ASSIGNMENT OF MASTER SERVICING. The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and the Company may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified (or have an Affiliate that is qualified) to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee (as evidenced in a writing signed by the Indenture Trustee); and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Issuer and the Indenture Trustee; (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Issuer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer and the Indenture Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by


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



and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by the Company, the Company shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Scheduled Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.



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



                                   ARTICLE VI
                                     Default

         Section 6.01 MASTER SERVICER EVENTS OF DEFAULT. "Master Servicer Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Master Servicer Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

                  (i) The Master Servicer fails to cause to be deposited in the Payment Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

                  (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Noteholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes; or

                  (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                  (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

                  (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 5.05 or 5.07; or

                  (vi) The Master Servicer fails to deposit, or cause to be deposited, in the Payment Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Payment Account Deposit Date.


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




In each and every such case, so long as such Master Servicer Event of Default with respect to the Master Servicer shall not have been remedied, either the Indenture Trustee or the Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes, by notice in writing to the Master Servicer (and to the Indenture Trustee if given by such Noteholders), with a copy to the Rating Agencies, and with the consent of the Company, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 6.02, automatically and without further action pass to and be vested in the Indenture Trustee pursuant to this Section 6.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Indenture Trustee of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the Master Servicer's duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

         Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 6.01 shall occur of which a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge, the Indenture Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Noteholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Indenture Trustee shall thereupon become the successor Master Servicer as provided in
Section 6.02 and carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 6.01. Any such action taken by the Indenture Trustee must be prior to the distribution on the relevant Payment Date.

         Section 6.02 INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) Upon the receipt by the Master Servicer of a notice of termination pursuant to
Section 6.01 or an Opinion of Counsel pursuant to Section 5.05 to the effect that the Master Servicer is legally unable to act or to delegate


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



its duties to a Person which is legally able to act, the Indenture Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Seller shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Indenture Trustee shall have no obligation whatsoever with respect to any liability (including advances deemed recoverable and not previously made with respect to the relevant Payment Date giving rise to the Master Servicer Event of Default which shall be made by such successor Master Servicer ) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 5.06, the Indenture Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac- approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Indenture Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Notes will not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Indenture Trustee shall be the successor and act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section
5.06 shall apply, the compensation shall not be in excess of that which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Master Servicer to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Indenture Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI of the Indenture shall be inapplicable to the Indenture Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Indenture Trustee in its capacity as Indenture Trustee); the provisions of Article V, however, shall apply to it in its capacity as successor master servicer.

         Section 6.03 NOTIFICATION TO NOTEHOLDERS. Upon any termination or appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to the Rating Agencies.

         Section 6.04 WAIVER OF DEFAULTS. The Indenture Trustee shall transmit by mail to all Noteholders, within 60 days after the occurrence of any Master Servicer Event of Default of which a Responsible Officer of the Indenture Trustee received written notice or has actual knowledge, unless such Master Servicer Event of Default shall have been cured, notice of each such Master Servicer Event of Default. The Holders of Notes aggregating at least 51% of the Note Principal Balance of the Notes may, on behalf of all Noteholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes, which default may only be waived by Holders of Notes aggregating 100% of the Note Principal Balance of the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Indenture Trustee shall give notice of any such waiver to the Rating Agencies.



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



                                   ARTICLE VII
                            Miscellaneous Provisions

         Section 7.01 AMENDMENT. (a) This Agreement may be amended from time to time by the Issuer, the Company, the Depositor, the Master Servicer, the Securities Administrator and the Indenture Trustee, without notice to or the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, addressed to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

         (b) This Agreement may also be amended from time to time by the Issuer, the Company, the Master Servicer, the Depositor, the Securities Administrator and the Indenture Trustee, with the consent of the Holders of Notes aggregating at least 51% of Note Principal Balance of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage of Notes the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 7.01(b), Notes registered in the name of or held for the benefit of the Issuer, the Depositor, the Securities Administrator, the Master Servicer, or the Indenture Trustee or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Notes.

         (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Noteholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Subsection 7.01(b) above, it shall not be necessary for the Noteholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Noteholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Indenture Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee, the Master Servicer and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects its own respective rights, duties or immunities under this Agreement.

         Section 7.02 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust Estate upon the request in writing of a Noteholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Noteholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Noteholders or is required by law.

         Section 7.03 GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.04 NOTICES. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Indenture Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the other parties hereto in writing;
(iii) in the case of the Company, 383 Madison Avenue, New York, New York 10179,
Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer or Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - HomeBanc 2004-1), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Issuer, to HomeBanc Mortgage Trust 2004-1 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing; (vi) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as may hereafter be furnished to the other parties hereto in writing; and (vii) in the case of the Rating Agencies, Standard & Poor's, a division of The McGraw- Hill Companies, Inc., 55 Water Street, New York, New York 10041 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007. Any notice delivered to the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee, the Issuer or the Owner Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Noteholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Noteholder receives such notice.

         Section 7.05 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.

         Section 7.06 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon the parties hereto, the Noteholders and their respective successors and assigns. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement.

         Section 7.07 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 7.08 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 7.09 NOTICE TO RATING AGENCIES. The Indenture Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Indenture Trustee has actual knowledge:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Master Servicer Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer, the Indenture Trustee or the Securities Administrator; and

                  4. Any change in the location of the Master Servicer Collection Account or the Payment Account.

         Section 7.10 TERMINATION. The respective obligations and responsibilities of the parties hereto created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof and, if applicable, the optional redemption of the Notes pursuant to Section
8.07 thereof. In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under this Section, the Master Servicer shall deliver to the Indenture Trustee for deposit in the Payment Account all distributable amounts remaining in the Master Servicer Collection Account. Upon the presentation and surrender of the Notes, the Indenture Trustee shall distribute to the remaining Noteholders, pursuant to the written direction of the Securities Administrator and in accordance with their respective interests, all distributable amounts remaining in the Payment Account. Upon deposit by the Master Servicer of such distributable amounts, and following such final Payment Date, the Indenture Trustee shall, or shall cause the Custodian to, release promptly to the Issuer or its designee the Mortgage Files for the remaining Mortgage Loans, and the Master Servicer Collection Account and the Payment Account shall terminate, subject to the Indenture Trustee's obligation to hold any amounts payable to the Noteholders in trust without interest pending final distributions pursuant to the Indenture.

         Section 7.11 NO PETITION. Each party to this Agreement by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the termination of this Agreement by one year.

         Section 7.12 NO RECOURSE. The Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Agreement.

         Section 7.13 ADDITIONAL TERMS REGARDING INDENTURE. The Indenture Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Indenture Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in Article VI of the Indenture.

         IN WITNESS WHEREOF, the Depositor, the Issuer, the Company, the Indenture Trustee, the Master Servicer and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS II INC., as Depositor


                                        By: /s/ Baron Silverstein
                                            ------------------------------------
                                        Name:   Baron Silverstein
                                        Title:  Vice President

                                        HOMEBANC MORTGAGE TRUST
                                        2004-1, as Issuer

                                        By: WILMINGTON TRUST COMPANY, not
                                        in its individual capacity, but solely
                                        as Owner Trustee

                                        By: /s/ Heather L. Maier
                                            ------------------------------------
                                        Name:   Heather L. Maier
                                        Title:  Financial Services Officer

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Indenture Trustee


                                        By: /s/ Vaneta I Bernard
                                            ------------------------------------
                                        Name:   Vaneta I. Bernard
                                        Title:  Vice President



                                        EMC MORTGAGE CORPORATION


                                        By: /s/ Dana Dillard
                                            ------------------------------------
                                        Name:   Dana Dillard
                                        Title:  Senior Vice President

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer


                                        By: /s/ Stacey Taylor
                                            ------------------------------------
                                        Name:   Stacey Taylor
                                        Title:  Assistant Vice President


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Securities Administrator


                                        By: /s/ Stacey Taylor
                                            ------------------------------------
                                        Name:   Stacey Taylor
                                        Title:  Assistant Vice President

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

         On the 30th day of July, 2004 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ____________________________
                                                      Notary Public

[Notarial Seal]

STATE OF DELAWARE                   )
                                    ) ss.:
COUNTY OF WILMINGTON                )

         On the 30th day of July, 2004 before me, a notary public in and for said State, personally appeared Heather L. Maier, known to me to be a Financial Services Officer of Wilmington Trust Company, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ____________________________
                                                      Notary Public

[Notarial Seal]

STATE OF MASSACHUSETTS              )
                                    ) ss.:
COUNTY OF SUFFOLK                   )

         On the 30th day of July, 2004 before me, a notary public in and for said State, personally appeared Vaneta I. Bernard, known to me to be a Associate of U.S. Bank National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ____________________________
                                                      Notary Public

[Notarial Seal]

STATE OF MARYLAND           )
                            ) ss.:
COUNTY OF HOWARD            )

         On the 30th day of July, 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ____________________________
                                                      Notary Public

[Notarial Seal]

STATE OF MARYLAND           )
                            ) ss.:
COUNTY OF HOWARD            )

         On the 30th day of July, 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ____________________________
                                                      Notary Public

[Notarial Seal]

STATE OF TEXAS             )
                           ) ss.:
COUNTY OF DALLAS           )

         On the 30th day of July, 2004 before me, a notary public in and for said State, personally appeared Dana Dillard, known to me to be an Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ____________________________
                                                      Notary Public

[Notarial Seal]

                                                                       EXHIBIT A

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

                             [Provided Upon Request]

                                                                       EXHIBIT B


                        REQUEST FOR RELEASE OF DOCUMENTS

To:      U.S. Bank National Association (the "Indenture Trustee")
         One Federal Street, 3rd Floor
         Boston, Massachusetts 02110

         JPMorgan Chase Bank (the "Custodian")
         1111 Fannin Street, 12th Floor
         Houston, Texas 77002

RE: Sale and Servicing Agreement, dated as of July 30, 2004 (the "Sale and Servicing Agreement"), among HomeBanc Mortgage Loan Trust 2004-1 as Issuer, Structured Asset Mortgage Investments II Inc., as Depositor, U.S. Bank National Association, as Indenture Trustee, Wells Fargo Bank, National Associations, as Securities Administrator and Master Servicer and EMC Mortgage Corporation, as Seller.

         In connection with the administration of the Mortgage Loans held by the Custodian for the benefit of the Indenture Trustee pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & ZIP Code:
----------------------------------

Reason for Requesting Documents (Check One):
-------------------------------------------

_____             1.       Mortgage Paid in Full and proceeds have been
                           deposited into the Master Servicer Collection Account

_____             2.       Foreclosure

_____             3.       Substitution

_____             4.       Other Liquidation

_____             5.       Nonliquidation     Reason:
                                                     ---------------------------

_____             6.       California Mortgage Loan paid in full




                                              By:
                                                 -------------------------------

                                                    (authorized signer)

                                              Issuer:
                                                     ---------------------------
                                              Address:
                                                      --------------------------
                                              Date:
                                                   -----------------------------

                                                                       EXHIBIT C

                          HOMEBANC SERVICING AGREEMENT
                          ----------------------------

                             [Provided Upon Request]

                                                                       EXHIBIT D

                              ASSIGNMENT AGREEMENT
                              --------------------

                             [Provided Upon Request]

                                                                       EXHIBIT E

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------


                        MORTGAGE LOAN PURCHASE AGREEMENT




                                     between




                            EMC MORTGAGE CORPORATION

                             as Mortgage Loan Seller



                                       and


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as Purchaser




                                   Dated as of

                                  July 30, 2004

                                                 TABLE OF CONTENTS

                                                                                                               Page
Section 1.        Definitions.....................................................................................2
Section 2.        Purchase and Sale of the Mortgage Loans and Related Rights......................................4
Section 3.        Mortgage Loan Schedules.........................................................................5
Section 4.        Mortgage Loan Transfer..........................................................................5
Section 5.        Examination of Mortgage Files...................................................................6
Section 6.        Recordation of Assignments of Mortgage..........................................................9
Section 7.        Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage
                  Loans..........................................................................................10
Section 8.        Representations and Warranties Concerning the Mortgage Loan Seller.............................15
Section 9.        Representations and Warranties Concerning the Purchaser........................................16
Section 10.       Conditions to Closing..........................................................................17
Section 11.       Fees and Expenses..............................................................................19
Section 12.       Accountants' Letters...........................................................................20
Section 13.       Indemnification................................................................................20
Section 14.       Notices........................................................................................22
Section 15.       Transfer of Mortgage Loans.....................................................................22
Section 16.       Termination....................................................................................23
Section 17.       Representations, Warranties and Agreements to Survive Delivery.................................23
Section 18.       Severability...................................................................................23
Section 19.       Counterparts...................................................................................23
Section 20.       Amendment......................................................................................23
Section 21.       GOVERNING LAW..................................................................................23
Section 22.       Further Assurances.............................................................................23
Section 23.       Successors and Assigns.........................................................................24
Section 24.       The Mortgage Loan Seller.......................................................................24
Section 25.       Entire Agreement...............................................................................24
Section 26.       No Partnership.................................................................................24

                                             EXHIBITS AND SCHEDULE TO
                                         MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1         Contents of Mortgage File
Exhibit 2         Mortgage Loan Schedule Information
Exhibit 3         Mortgage Loan Seller's Information
Exhibit 4         Purchaser's Information
Exhibit 5         Schedule of Lost Notes
Exhibit 6         Standard & Poor's Levels Glossary, Version 5.6 Revised, Appendix E
Schedule A        Required Ratings for Each Class of Notes
Schedule B        Mortgage Loan Schedule

                        MORTGAGE LOAN PURCHASE AGREEMENT

         MORTGAGE LOAN PURCHASE AGREEMENT, dated as of July 30, 2004, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "Mortgage Loan Seller") and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

         Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties and individual condominium units (collectively, the "Mortgage Loans") as described herein. The Purchaser has established HomeBanc Mortgage Trust 2004-1, a Delaware statutory trust (the "Issuer") pursuant to a Trust Agreement, dated as of July 15, 2004, as amended and restated on July 30, 2004, among the Purchaser, the Issuer and U.S. Bank National Association, as certificate registrar and certificate paying agent. The Purchaser intends to sell the Mortgage Loans to the Issuer pursuant to a Sale and Servicing Agreement, dated as of July 30, 2004 among the Purchaser, the Issuer, the Mortgage Loan Seller, U.S. Bank National Association, as indenture trustee (the "Indenture Trustee") and Wells Fargo Bank, National Association, as securities administrator (in such capacity the "Securities Administrator") and as master servicer (in such capacity the "Master Servicer"). The Issuer, pursuant to an Indenture, dated as of July 30, 2004 (the "Indenture") among the Issuer, the Indenture Trustee and the Securities Administrator, intends to pledge the Mortgage Loans to the Indenture Trustee and, issue and transfer to the Purchaser the HomeBanc Mortgage Trust 2004-1, Mortgage-Backed Notes, Series 2004-1 and the Certificates issued pursuant to the Trust Agreement (the "Certificates"). The Certificates will be transferred by the Purchaser to the Mortgage Loan Seller as partial consideration for the sale of the Mortgage Loans. The Master Servicer will master service the Mortgage Loans on behalf of the Issuer, pursuant to the Sale and Servicing Agreement. Primary servicing of the Mortgage Loans will be provided by HomeBanc Corp. (the "Servicer") pursuant to a Purchase, Warranties and Servicing Agreement, dated as of July 1, 2004 (the "HomeBanc Servicing Agreement") between the Mortgage Loan Seller, the Servicer and HMB Acceptance Corp., which (other than with respect to certain rights of the Mortgage Loan Seller against the Servicer) will be assigned to the Issuer on the Closing Date.

         The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-115122) relating to its Mortgage-Backed Notes and the offering of certain series thereof (including certain classes of the Notes) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Notes by the Purchaser (the "Public Offering"), as each may be amended or supplemented from time to time pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated July 29, 2004 to the Prospectus, dated May 14, 2004, relating to certain classes of the Notes. With respect to the Public Offering of certain classes of the Notes, the Purchaser, Bear, Stearns & Co. Inc. ("Bear Stearns") and J.P. Morgan Securities Inc. ("J.P. Morgan"; together with Bear Stearns, the "Underwriters") have entered into a terms agreement dated as of July 29, 2004 to an underwriting agreement dated December 30, 2003, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in Appendix A to the Indenture. The following other terms are defined as follows:

         ACQUISITION PRICE: Cash in an amount equal to $ * (plus $ * in accrued interest).

         BEAR STEARNS: Bear, Stearns & Co. Inc.

         CLOSING DATE: July 30, 2004.

         CUSTODIAN: JPMorgan Chase Bank.

         CUT-OFF DATE: July 1, 2004.

         CUT-OFF DATE BALANCE: $992,673,226.36

         DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

         DUE DATE: With respect to each Mortgage Loan, the date in each month on which its scheduled payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the HomeBanc Servicing Agreement.

         FANNIE MAE: The Federal National Mortgage Association, or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         J.P. MORGAN: J.P. Morgan Securities Inc.

         MASTER SERVICER: Wells Fargo Bank, National Association.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R) SYSTEM: The system of recording transfers of Mortgages electronically maintained by MERS.

--------
         * Please contact Bear, Stearns & Co. Inc.

         MOODY'S: Moody's Investors Service, Inc., or its successors in interest.

         MORTGAGE: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

         MORTGAGE FILE: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

         MORTGAGE INTEREST RATE: The annual rate of interest borne by a Mortgage Note as stated therein.

         MORTGAGOR: The obligor(s) on a Mortgage Note.

         NET RATE: For each Mortgage Loan, the Mortgage Interest Rate for such Mortgage Loan less the sum of (x) the Servicing Fee Rate and (y) the Special Servicing Fee Rate, if any, in each case expressed as a per annum rate.

         OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Indenture Trustee.

         PERSON: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PURCHASE PRICE: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to this Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, plus (c) any unreimbursed Monthly Advances and servicing advances payable to the Servicer with respect to such Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory lending laws.

         RATING AGENCIES: Standard & Poor's and Moody's, each a "Rating Agency."

         SECURITIES ACT: The Securities Act of 1933, as amended.

         SECURITY INSTRUMENT: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         STANDARD & POOR'S: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

         SUBSTITUTE MORTGAGE LOAN: A mortgage loan substituted for a Deleted Mortgage Loan, which is tendered to the Indenture Trustee or the Custodian on its behalf pursuant to this Agreement and Section 2.04 of the Sale and Servicing Agreement, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution;
(vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted and (viii) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan. Upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

         VALUE: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

         Section 2. PURCHASE AND SALE OF THE MORTGAGE LOANS AND RELATED RIGHTS.
(a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

         (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Notes will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

         (c) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller and shall deliver the Certificates to, or at the direction of, the Mortgage Loan Seller.

         (d) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the HomeBanc Servicing Agreement (other than its right to enforce the representations and warranties set forth therein).

         Section 3. MORTGAGE LOAN SCHEDULES. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

         Section 4. MORTGAGE LOAN TRANSFER.

         (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest due on or before the Cut-off Date but received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest due after the Cut-off Date but received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

         (b) Pursuant to the Sale and Servicing Agreement, the Purchaser will sell, assign and transfer on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Issuer and, pursuant to the Indenture, the Issuer will assign all of its right, title and interest to the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders, to secure the Notes issued pursuant to the Indenture. In connection with such transfers and assignments of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Indenture Trustee, or the Custodian on its behalf, by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below: (w) in lieu of the original Security Instrument (including the Mortgage), assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (x) in lieu of the Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Mortgage Loan Seller to such effect) the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; (y) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Indenture Trustee on the Closing Date and attached hereto as Exhibit 5, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller;

and (z) the Mortgage Loan Seller shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related Underlying Seller and the Mortgage Loan Seller, between the Mortgage Loan Seller and the Depositor, between the Depositor and the Issuer and between the Issuer and the Indenture Trustee; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Indenture Trustee and the Custodian a certification by the Mortgage Loan Seller or the Master Servicer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing Date. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Indenture Trustee promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

         (c) In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Mortgage Loan Seller further agrees that it will cause, at the Mortgage Loan Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Mortgage Loan Seller to the Purchaser, by the Purchaser to the Issuer and by the Issuer to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Indenture Trustee and (b) the code in the field "Pool Field" which identifies the series of the Notes issued in connection with such Mortgage Loans. The Mortgage Loan Seller further agrees that it will not, and will not permit any Servicer or the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Indenture unless and until such Mortgage Loan is repurchased in accordance with the terms of the Sale and Servicing Agreement.

         (d) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to U.S. Bank National Association, as Indenture Trustee on behalf of the Noteholders, on the date hereof.

         Section 5. EXAMINATION OF MORTGAGE FILES.

         (a) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Indenture Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Sale and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, the Underwriters and to any investors or prospective investors in the Notes information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, the Underwriters and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, the Underwriters and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, the Underwriters and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

         (b) Pursuant to the Custodial Agreement, on the Closing Date the Custodian, on behalf of the Indenture Trustee, for the benefit of the Noteholders, will acknowledge receipt of each Mortgage Loan, by delivery to the Mortgage Loan Seller, the Purchaser and the Issuer of an initial certification in the form attached as Exhibit One to the Custodial Agreement.

         (c) Pursuant to the Custodial Agreement, within 90 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Indenture Trustee or Custodian thereof), the Custodian will review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller, the Purchaser and the Indenture Trustee an interim certification substantially in the form of Exhibit Two to the Custodial Agreement. If the Indenture Trustee or Custodian, as its agent, finds any document listed on Exhibit 1 has not been executed or received, or is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule does not conform on its face to review criteria specified in
Section 2.01 of the Sale and Servicing Agreement (a "Material Defect"), the Indenture Trustee in accordance with the Sale and Servicing Agreement or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Indenture Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller fails to correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Sale and Servicing Agreement, within 90 days of the date of notice, provide the Indenture Trustee with a Substitute Mortgage Loan or purchase the related Mortgage Loan at the applicable Purchase Price; provided, however, that if such Material Defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

         (d) Pursuant to the Custodial Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Indenture Trustee or Custodian thereof) the Custodian will review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller, the Purchaser, the Issuer and the Indenture Trustee a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Indenture Trustee or Custodian, as its agent, finds a Material Defect, the Indenture Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Indenture Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller fails to correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Sale and Servicing Agreement, within 90 days of the date of notice, provide the Indenture Trustee with a Substitute Mortgage Loan or purchase the related Mortgage Loan at the applicable Purchase Price; provided, however, that if such Material Defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

         (e) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Sale and Servicing Agreement. At the time of any purchase or substitution, the Indenture Trustee in accordance with the terms of the Sale and Servicing Agreement shall (i) assign to the Mortgage Loan Seller and cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

         Section 6. RECORDATION OF ASSIGNMENTS OF MORTGAGE.

         (a) The Mortgage Loan Seller shall cause each assignment of the Security Instrument from the Mortgage Loan Seller to the Indenture Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel has been provided to the Indenture Trustee (with a copy to the Custodian) which states that the recordation of such assignments is not necessary to protect the interests of the Noteholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or a properly recorded assignment of the Mortgage, as the Mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; provided, however, notwithstanding the foregoing, each assignment shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Issuer or the Indenture Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Notes aggregating at least 25% of the Note Principal Balance of the Notes, (ii) the occurrence of a Master Servicer Event of Default or an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller and
(iv) the occurrence of a servicing transfer as described in Section 6.02 of the Sale and Servicing Agreement.

                  While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Indenture Trustee a certified copy of such Mortgage or assignment. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Indenture Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

         (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Indenture or the Sale and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser, the Issuer or the Indenture Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Sale and Servicing Agreement and any subsequent assignment pursuant to the Indenture shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Indenture.

         Section 7. REPRESENTATIONS AND WARRANTIES OF MORTGAGE LOAN SELLER CONCERNING THE MORTGAGE LOANS. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

                  (i) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agencies' requirements;

                  (ii) immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

                  (iii) Each Mortgage Loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

                  (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

                  (v) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Indenture Trustee on behalf of the Noteholders;

                  (vi) no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Noteholders was utilized in selecting the Mortgage Loans;

                  (vii) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and
         (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xiii) below;

                  (ix) as of the Closing Date, to the best of the Mortgage Loan Seller's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

                  (x) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                  (xi) to the best of the Mortgage Loan Seller's knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

                  (xii) to the best of the Mortgage Loan Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                  (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

                  (xiv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan and, the appraisal is in a form acceptable to Fannie Mae or FHLMC;

                  (xv) as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan is insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

                  (xvi) none of the Mortgage Loans are secured by an interest in a leasehold estate;

                  (xvii) each Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended;

                  (xviii) none of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) classified and/or defined as a "high cost home loan" under any federal, state or local law, including, but not limited to, the States of Georgia or North Carolina;

                  (xix) the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

                  (xx) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised,

         Appendix E, attached hereto as Exhibit 6) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the "Georgia Fair Lending Act";

                  (xxi) each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

                  (xxii) each original Mortgage has been recorded or is in the process of being recorded in accordance with the requirements of
         Section 2.01 of the Sale and Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

                  (xxiii) the related Mortgage File contains each of the documents and instruments listed in Section 2.01 of the Sale and Servicing Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;

                  (xxiv) the Mortgage Loans are currently being serviced in accordance with accepted servicing practices;

                  (xxv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan, and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination;

                  (xxvi) None of the Mortgage Loans originated on or after October 1, 2002 and before March 7, 2003 was secured by property located in the State of Georgia;

                  (xxvii) No proceeds from any Group I Loan were used to finance single-premium credit insurance policies;

                  (xxviii) The servicer for each Group I Loan has fully furnished, and will continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (ie. favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

                  (xxix) The conforming one- to four-family mortgage loans in Loan Group I, which may include the balance of any subordinated lien, each have an original principal balance that does not exceed Freddie Mac's dollar amount limits; and

                  (xxx) No Mortgage Loan in the is a "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees)."

         It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

         Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser, the Issuer or the Indenture Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Issuer, the Noteholders or the Indenture Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. It is understood and agreed that a breach of any one of the representations contained in clauses (xviii) and (xxvi) through (xxx) above in respect of a Group I Loan will be deemed to materially adversely affect the interests of the Noteholders. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Issuer's, the Indenture Trustee's and the Noteholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof.

         Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

         Section 8. REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOAN SELLER. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

         (a) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Sellers ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (b) the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

         (c) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (d) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

         (e) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

         (f) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

         (g) the Mortgage Loan Seller's Information (as defined in Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 9. REPRESENTATIONS AND WARRANTIES CONCERNING THE PURCHASER. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

         (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

         (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

         (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

         (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

         (g) the Purchaser's Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 10. CONDITIONS TO CLOSING.

         (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (1) Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or the Sale and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                  (2) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories (other than the Purchaser) as required pursuant to the respective terms thereof:

                  (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                  (ii) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

                  (iii) The Trust Agreement, in form and substance reasonably satisfactory to the Purchaser, and all documents required thereby duly executed by all signatories;

                  (iv) The Sale and Servicing Agreement, in form and substance reasonably satisfactory to the Indenture Trustee, the Issuer and the Purchaser, and all documents required thereby duly executed by all signatories;

                  (v) The Indenture, in form and substance reasonably satisfactory to the Indenture Trustee, the Issuer and the Purchaser, and all documents required thereby duly executed by all signatories;

                  (vi) A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Mortgage Loan Seller;

                  (vii) One or more opinions of counsel from the Mortgage Loan Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Issuer, the Indenture Trustee and each Rating Agency;

                  (viii) A letter from each of the Rating Agencies giving each Class of Notes set forth on Schedule A the rating set forth on Schedule A; and

                  (ix) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Notes.

                  (3) The Notes to be sold to the Underwriters pursuant to the Underwriting Agreement shall have been issued and sold to the Underwriters.

                  (4) The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

         (b) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (1) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                  (2) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                  (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

                  (ii) The Trust Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                  (iii) The Sale and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                  (iv) The Indenture, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                  (v) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Sale and Servicing Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

                  (vi) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

                  (vii) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Notes;

                  (3) The Certificates shall have been transferred to, or at the direction of, the Mortgage Loan Seller.

         Section 11. FEES AND EXPENSES. Subject to Section 16 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Indenture Trustee which shall include without limitation the fees and expenses of the Indenture Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Notes and related agreements, (B) attendance at the Closing and
(C) review of the Mortgage Loans to be performed by the Custodian, (vi) the expenses for printing or otherwise reproducing the Notes, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Indenture Trustee) from the Mortgage Loan Seller to the Indenture Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Notes. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

         Section 12. ACCOUNTANTS' LETTERS.

         (a) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Prospectus Supplement-The Mortgage Loans" and "The Mortgage Pool" and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield On The Notes" in the Prospectus Supplement.

         (b) To the extent statistical information with respect to the Master Servicer's or a Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer and the Servicer," a letter from the certified public accountant for the Master Servicer and such Servicer or Servicers will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

         Section 13. INDEMNIFICATION.

         (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

         The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

         (b) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties; provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

         (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the transfer of the Certificates to the Mortgage Loan Seller, the offering of the Notes and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

         (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

         Section 14. NOTICES. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)),
Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

         Section 15. TRANSFER OF MORTGAGE LOANS. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Issuer, with the understanding that the Issuer will then assign such rights to the Indenture Trustee pursuant to the Indenture, without the consent of the Mortgage Loan Seller, and, upon such assignment, the Indenture Trustee, as the ultimate assignee, shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Issuer or the Indenture Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

         Section 16. TERMINATION. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause
(a), each party shall be responsible for its own expenses.

         Section 17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser, delivery by the Purchaser to the Issuer and the pledge by the Issuer to the Indenture Trustee on behalf of the Noteholders. Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

         Section 18. SEVERABILITY. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

         Section 19. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

         Section 20. AMENDMENT. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

         Section 21. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         Section 22. FURTHER ASSURANCES. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by each of the Rating Agencies.

         Section 23. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to Issuer and that the Issuer may further assign such rights to the Indenture Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

         Section 24. THE MORTGAGE LOAN SELLER. The Mortgage Loan Seller will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

         Section 25. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

         Section 26. NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        EMC MORTGAGE CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:   Dana Dillard
                                        Title:  Senior Vice President


                                        STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS II INC.


                                        By:
                                           -------------------------------------
                                        Name:    Baron Silverstein
                                        Title:   Vice President

                                    EXHIBIT 1

                            CONTENTS OF MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

         (a) with respect to each Mortgage Loan:

                  1. The original Mortgage Note, endorsed without recourse in blank or to the order of the Indenture Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it in blank or to the Indenture Trustee, or a lost note affidavit together with a copy of the related Mortgage Note;

                  2. The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in Section 2.01(b) of the Sale and Servicing Agreement, shall be in recordable form);

                  3. unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) in blank or to "U.S. Bank National Association, as Indenture Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Indenture Trustee thereon (or if (A) the original Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Sale and Servicing Agreement, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording" or (B) the related Mortgaged Property is located in a state other than Maryland and an Opinion of Counsel has been provided as set forth in Section 2.01(b) of the Sale and Servicing Agreement, shall be in recordable form);

                  4. all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Mortgage Loan Seller with evidence of recording thereon;

                  5. the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

                  6. the original or copy of the policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

                  7. originals of all modification agreements, if applicable and available.

                                    EXHIBIT 2

                       MORTGAGE LOAN SCHEDULE INFORMATION

         The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

         (a) the loan number;

         (b) the city, state and zip code of the Mortgaged Property;

         (c) the property type;

         (d) the Mortgage Interest Rate;

         (e) the Servicing Fee Rate;

         (f) the Net Rate;

         (g) the original term to maturity;

         (h) the maturity date;

         (i) the stated remaining term to maturity;

         (j) the original principal balance;

         (k) the first payment date;

         (l) the Monthly Payment in effect as of the Cut-off Date;

         (m) the Cut-off Date Principal Balance;

         (n) the Loan-to-Value Ratio at origination;

         (o) the paid-through date of the Mortgage Loan;

         (p) the insurer of any Primary Mortgage Insurance Policy;

         (q) the Index and Gross Margin, if applicable;

         (r) the Maximum Lifetime Mortgage Rate, if applicable;

         (s) the Minimum Lifetime Mortgage Rate, if applicable;

         (t) the Adjustment Date frequency, if applicable;

         (u) the number of days delinquent, if any; and

         (v) the Loan Group.

Such schedule also shall set forth the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above for all of the Mortgage Loans, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above for all of the Mortgage Loans, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date for all of the Mortgage Loans.

                                    EXHIBIT 3

                       MORTGAGE LOAN SELLER'S INFORMATION

         All information in the Prospectus Supplement described under the following Sections: "SUMMARY OF PROSPECTUS SUPPLEMENT - The Mortgage Loans," "THE MORTGAGE POOL" and "SCHEDULE A - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                    EXHIBIT 4

                             PURCHASER'S INFORMATION

         All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.

                                    EXHIBIT 5

                             SCHEDULE OF LOST NOTES

                             Available Upon Request

                                    EXHIBIT 6

                       STANDARD & POOR'S LEVELS GLOSSARY,

                         VERSION 5.6 REVISED, APPENDIX E

         APPENDIX E: Standard & Poor's Predatory Lending Categorization

                                                            REVISED July 7, 2004


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.



                                       Name of Anti Predatory Lending               Category under Applicable
      State/Jurisdiction                     Law/Effective Date                     Anti Predatory Lending Law
      ------------------                     ------------------                     --------------------------
Arkansas                        Arkansas Home Loan Protection Act,                  High Cost Home Loan
                                Ark. Code Ann. ss.ss. 23-53-101 et seq.
                                Effective July 16, 2003

Cleveland Heights, OH           Ordinance No. 72-2003 (PSH), Mun.                   Covered Loan
                                Codess.ss.757.01 et seq.
                                Effective June 2, 2003

Colorado                        Consumer Equity Protection, Colo.                   Covered Loan
                                Stat. Ann. ss.ss. 5-3.5-101 et seq.
                                Effective for covered loans offered or
                                entered into on or after January 1,
                                2003. Other provisions of the Act took effect on
                                June 7, 2002

Connecticut                     Connecticut Abusive Home Loan                       High Cost Home Loan
                                Lending Practices Act, Conn. Gen.
                                Stat. ss.ss. 36a-746 et seq. Effective October
                                1, 2001

District of Columbia            Home Loan Protection Act, D.C.                      Covered Loan
                                Code ss.ss. 26-1151.01 et seq.
                                Effective for loans closed on or after
                                January 28, 2003

Florida                         Fair Lending Act, Fla. Stat. Ann.ss.ss.             High Cost Home Loan
                                494.0078 et seq.
                                Effective October 2, 2002



                                                       E-35





Georgia (Oct. 1, 2002 -         Georgia Fair Lending Act, Ga. Code                  High Cost Home Loan
Mar. 6, 2003)                   Ann.ss.ss.7-6A-1 et seq.
                                Effective October 1, 2002 - March 6,
                                2003

Georgia as amended              Georgia Fair Lending Act, Ga. Code                  High Cost Home Loan
(Mar. 7, 2003 - current)        Ann.ss.ss.7-6A-1 et seq.
                                Effective for loans closed on or after
                                March 7, 2003

HOEPA Section 32                Home Ownership and Equity                           High Cost Loan
                                Protection Act of 1994, 15 U.S.C. ss.
                                1639, 12 C.F.R. ss.ss. 226.32 and
                                226.34
                                Effective October 1, 1995,
                                amendments October 1, 2002

Illinois                        High Risk Home Loan Act, Ill.                       High Risk Home Loan
                                Comp. Stat. tit. 815, ss.ss. 137/5 et seq.
                                Effective January 1, 2004 (prior to this date,
                                regulations under Residential Mortgage License
                                Act effective from May 14, 2001)

Kansas                          Consumer Credit Code, Kan. Stat.                    High Loan to Value Consumer
                                Ann. ss.ss. 16a-1-101 et seq. Loan (id. ss.
                                16a-3-207) and; Sections 16a-1-301 and 16a-3-207
                                High APR Consumer Loan (id. became effective
                                April 14, 1999; ss. 16a-3-308a) Section
                                16a-3-308a became effective
                                July 1, 1999

Kentucky                        2003 KY H.B. 287 - High Cost                        High Cost Home Loan
                                Home Loan Act, Ky. Rev. Stat.ss.ss.
                                360.100 et seq.
                                Effective June 24, 2003

Maine                           Truth in Lending, Me. Rev. Stat. tit.               High Rate High Fee Mortgage
                                9-A,ss.ss.8-101 et seq.
                                Effective September 29, 1995 and as
                                amended from time to time

Massachusetts                   Part 40 and Part 32, 209 C.M.R.ss.ss.               High Cost Home Loan
                                32.00 et seq. and 209 C.M.R.ss.ss.
                                40.01 et seq.
                                Effective March 22, 2001 and
                                amended from time to time

Nevada                          Assembly Bill No. 284, Nev. Rev.                    Home Loan
                                Stat.ss.ss.598D.010 et seq.
                                Effective October 1, 2003



                                                       E-36





New Jersey                      New Jersey Home Ownership                           High Cost Home Loan
                                Security Act of 2002, N.J. Rev. Stat.
                                ss.ss.46:10B-22 et seq.
                                Effective for loans closed on or after
                                November 27, 2003

New Mexico                      Home Loan Protection Act, N.M.                      High Cost Home Loan
                                Rev. Stat. ss.ss. 58-21A-1 et seq.
                                Effective as of January 1, 2004;
                                Revised as of February 26, 2004

New York                        N.Y. Banking Law Article 6-l                        High Cost Home Loan
                                Effective for applications made on or
                                after April 1, 2003

North Carolina                  Restrictions and Limitations on High                High Cost Home Loan
                                Cost Home Loans, N.C. Gen. Stat.
                                ss.ss.24-1.1E et seq.
                                Effective July 1, 2000; amended
                                October 1, 2003 (adding open-end
                                lines of credit)

Ohio                            H.B. 386 (codified in various                       Covered Loan
                                sections of the Ohio Code), Ohio
                                Rev. Code Ann. ss.ss. 1349.25 et seq. Effective
                                May 24, 2002

Oklahoma                        Consumer Credit Code (codified in                   Subsection 10 Mortgage
                                various sections of Title 14A)
                                Effective July 1, 2000; amended
                                effective January 1, 2004

South Carolina                  South Carolina High Cost and                        High Cost Home Loan
                                Consumer Home Loans Act, S.C.
                                Code Ann.ss.ss.37-23-10 et seq.
                                Effective for loans taken on or after
                                January 1, 2004

West Virginia                   West Virginia Residential Mortgage                  West Virginia Mortgage Loan
                                Lender, Broker and Servicer Act, W.                 Act Loan
                                Va. Code Ann. ss.ss. 31-17-1 et seq. Effective
                                June 5, 2002

Georgia (Oct. 1, 2002 -         Georgia Fair Lending Act, Ga. Code                  Covered Loan
Mar. 6, 2003)                   Ann.ss.ss.7-6A-1 et seq.
                                Effective October 1, 2002 - March 6,
                                2003

New Jersey                      New Jersey Home Ownership                           Covered Home Loan
                                Security Act of 2002, N.J. Rev. Stat.
                                ss.ss.46:10B-22 et seq.
                                Effective November 27, 2003 - July
                                5, 2004



                                                       E-37





North Carolina                  Restrictions and Limitations on High                Consumer Home Loan
                                Cost Home Loans, N.C. Gen. Stat.
                                ss.ss.24-1.1E et seq.
                                Effective July 1, 2000; amended
                                October 1, 2003 (adding open-end
                                lines of credit)

South Carolina                  South Carolina High Cost and                        Consumer Home Loan
                                Consumer Home Loans Act, S.C.
                                Code Ann.ss.ss.37-23-10 et seq.
                                Effective for loans taken on or after
                                January 1, 2004

                                   SCHEDULE A

                    REQUIRED RATINGS FOR EACH CLASS OF NOTES

                                      Notes

               CLASS                                       S&P/MOODY'S
               -----                                       -----------
               Class A                                     AAA/Aaa
               Class M-1                                   AA/Aa2
               Class M-2                                   A/A2
               Class B                                     BBB/Baa2

None of the above ratings has been lowered since the respective dates of such letters.

                                   SCHEDULE B

                             MORTGAGE LOAN SCHEDULE

                             [Provided upon request]

                                    EXHIBIT F

                           SPECIAL SERVICING AGREEMENT

                             [Provided Upon Request]




                                       F-1